EX-10.4
                                  AGREEMENT

This agreement dated November 20, 2000 between Ness Energy
International, Inc. (Ness) and Hesed Energy International Inc.
(Hesed) is effective for the period January 1, 2000 through December 31, 2002.

Ness agrees to provide Hesed with management and accounting for a monthly fee of $3000.00.

Hesed agrees to provide office space for Ness for a monthly fee of $350.00.


/s/  Bob Lee                         /s/   Hayseed Stephens
Bob Lee                              Hayseed Stephens
CFO                                  President & CEO

Ness Energy International, Inc.      Hesed Energy International, Inc.